BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated August 10, 2021

to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective August 10, 2021 (the “Effective Date”), Daniel A. Tranchita will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Core Bond Fund managed by Robert W. Baird & Co., Inc. (“Baird’s Allocated Portion of the Fund”). Mary Ellen Stanek, Charles B. Groeschell, Warren D. Pierson, Jay E. Schwister, M. Sharon deGuzman, Meghan H. Dean and Jeffrey L. Schrom will each continue to serve as portfolio managers of Baird’s Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to Daniel A. Tranchita in the table entitled “Baird” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE